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                                                                   EXHIBIT 10.35




                             STOCKHOLDERS' AGREEMENT

                                      AMONG

                             CYBERNET HOLDING, INC.

                                       AND

                          CERTAIN STOCKHOLDERS THEREOF



                          Dated as of December 8, 1995
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                                TABLE OF CONTENTS


                                                                    Page

1. TRANSFER OF EQUITY
    SECURITIES ........................................................1
    1.1. Rights of First Refusal ......................................1
          1.1.1. Transfer Subject to Rights of Company ................1
          1.1.2. Transfer .............................................1
          1.1.3. Offer ................................................2
          1.1.4. Acceptance............................................3
          1.1.5. Specified Minimum Purchase............................3
          1.1.6. Purchase Price........................................3
          1.1.7. Release of Transferor from Restrictions...............3
    1.2. Death of a Stockholder........................................4
          1.2.1. Execution of Agreement................................4
          1.2.2. Rights of Purchase....................................4
          1.2.3. Determination of Purchase Price.......................4
    1.3. Termination of Employment of a Stockholder....................5
          1.3.1. Rights of Purchase....................................5
          1.3.2. Determination of Purchase Price.......................5
2. COVENANTS OF THE COMPANY............................................6
    2.1. Corporate Existence...........................................6
    2.2. Books and Records.............................................6
    2.3. Statements, Notices, and Reports..............................6
3. REPRESENTATIONS AND WARRANTIES......................................7
    3.1. Representations and Warranties of Non-Individual
         Stockholders..................................................7
          3.1.1. Organization and Standing.............................7
          3.1.2. Authorization.........................................7
          3.1.3. Absence of Violation..................................7
          3.1.4. Binding Obligation....................................8
    3.2. Representations and Warranties of Individual Stockholders.....8
          3.2.1. Power and Authority...................................8
          3.2.2. Absence of Violation..................................8
          3.2.3. Binding Obligation....................................8
    3.3. Representations and Warranties of the Company.................9
          3.3.1. Organization and Standing.............................9
          3.3.2. Authorization.........................................9
          3.3.3. Absence of Violation..................................9
          3.3.4. Binding Obligation....................................9
    4.    DEFINITIONS..................................................9
    5.    TERMINATION.................................................10
    6.    MISCELLANEOUS...............................................11
          6.1. Legend.................................................11


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    6.2. Additional Actions and Documents.............................11
    6.3. Expenses.....................................................11
    6.4. Assignment...................................................11
    6.5. Entire Agreement; Amendment..................................12
    6.6. Waiver.......................................................12
    6.7. Limitation on Benefit........................................12
    6.8. Binding Effect...............................................12
    6.9. Governing Law................................................12
    6.10. Notices.....................................................13
    6.11. Headings....................................................13
    6.12. Execution in Counterparts...................................13


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                             STOCKHOLDERS' AGREEMENT

           THIS STOCKHOLDERS' AGREEMENT (this "Agreement") is entered into as of December 8, 1995 by and among Cybernet Holding, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company named on Appendix 1 attached hereto (collectively, the "Stockholders" and individually, a "Stockholder").

           WHEREAS, each of the Stockholders holds such Equity Securities (as defined in Section 4) in the Company as are set forth opposite such Stockholder's name on Appendix 1 hereto;

           WHEREAS, the Company and the Stockholders desire to enter into this Agreement in order to provide, among other things, for certain mutual restrictions relating to the transfer of the Equity Securities (as hereinafter defined) and other rights and responsibilities as set forth herein; and

           WHEREAS capitalized terms used in this Agreement shall have the meaning ascribed to them in Section 4 hereof;

           NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.  TRANSFER OF EQUITY SECURITIES


      1.1.   RIGHTS OF FIRST REFUSAL

            1.1.1.       TRANSFER SUBJECT TO RIGHTS OF COMPANY

           None of the Stockholders shall (during his lifetime, in the case of an individual), without consent of the Company transfer (as defined in Section
1.1.2 hereof) any Equity Securities now or hereafter held or acquired by such Stockholder to any individual or entity except upon receipt of a bona fide third party offer (a "Third Party Offer") and after the party desiring to make such transfer (the "Transferor") shall have first made the offer required by this Section, and such offer shall not have been accepted as provided in this Section. Any purported transfer contrary to the terms of this Section shall be null and void and of no force and effect.

            1.1.2.       TRANSFER

           The term "transfer" as used in this Section shall include a sale, gift, mortgage, pledge, exchange, assignment or other disposition, including a disposition
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under judicial order, legal process, execution, attachment or enforcement of an encumbrance, but shall not include the following: (i) a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee, under a written pledge agreement that assures that, before any foreclosure may be had thereon, the pledgee shall first notify the Company of its intent to foreclose and shall first offer the shares subject to such foreclosure to the Company pursuant to this Section, at the price and on the other terms and conditions specified in a written offer from a prospective purchaser (which may be the pledgee), in connection with such foreclosure; (ii) a transfer (other than by an individual) to a person or entity (or simultaneous transfers in partial or complete liquidation to or for the benefit of the persons or entities, if no more than five in number) owning all of the outstanding common stock of the Transferor or a transfer to a corporation all of the outstanding common stock of which is directly or indirectly owned by such Transferor or a transfer to a corporation all of the outstanding common stock of which is owned by a corporation that owns all the outstanding common stock of the Transferor; or (iii) a transfer to members of Transferor's immediate family, or to trustees or custodians for their benefit. In the case of any transfers described in clause (ii) or clause (iii) of this Section, the transferees shall hold the Equity Securities subject to the terms of this Agreement and, as a condition precedent to such transfers, shall be required to execute and deliver this Agreement. Thereafter, such transferees shall be deemed to be Stockholders for purposes of this Agreement, but, in the case of transfers described in clauses (ii) and (iii), Equity Securities in the hands of the transferees shall be subject to the provisions of this Agreement, including
Section 1.1 hereof, and shall also be subject to purchase by the Company under
Section 1.2 and Section 2.3. For purposes of this Agreement, "immediate family" shall be deemed to include only the Transferor's spouse, children and grandchildren.

            1.1.3.       OFFER

           If the Transferor has received a Third Party Offer the Transferor shall, prior to transferring any or all of its Equity Securities (except as otherwise permitted in this Section) make to the Company an offer in writing to sell the Equity Securities proposed to be transferred by the Transferor (the "Offer"). Attached to the Offer, which shall be sent to the Company, shall be a statement of intention to transfer, and all particulars, including, but not limited to, (i) the name(s) and address(es) of the individual or entity making the Third Party Offer, (ii) the number and class of Equity Securities involved in the proposed transfer, (iii) a description of all of the terms of the Third Party Offer (which must include a cash price unless the Third Party Offer consists partly or wholly of consideration other than cash), and a copy of the Third Party Offer, and (iv) the address of the Transferor to which notice or acceptance of the Offer is to be sent.


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            1.1.4.       ACCEPTANCE

           Within 30 days after the receipt of the Offer (the "Offer Period"), the Company shall notify the Transferor whether or not it desires to purchase any of the Equity Securities offered and how many of the Equity Securities it desires to purchase. If a purchase is intended, the notice shall fix a closing date not more than 30 days after the expiration of the Offer Period.

            1.1.5.       SPECIFIED MINIMUM PURCHASE

           Notwithstanding the foregoing, if the Transferor has received a Third Party Offer which contains a condition that such prospective purchaser will not purchase less than the total, or a specified minimum, number of Equity Securities owned by the Transferor at the time of the bona fide written offer, then in order to exercise the foregoing options the Company must purchase, in the aggregate, either (i) all of the Equity Securities offered by the Transferor, or (ii) no more than that number of Equity Securities which, when deducted from the total number of Equity Securities being offered by the Transferor, results in the minimum number of Equity Securities specified in the bona fide written offer from such prospective purchaser. Otherwise, the Offer shall be deemed to have been completely rejected by the Company.

            1.1.6.       PURCHASE PRICE

           The purchase price for each share of the Equity Securities purchased from the Transferor by the Company shall be the same as, and on the same terms and conditions as, specified in the Third Party Offer. The purchase price shall be payable in cash. In the event that the Third Party Offer specifies the payment of consideration other than cash, the purchase price for purposes of this Section shall be the cash equivalent of such consideration, determined on a per share basis by the Board of Directors of the Company in good faith.

            1.1.7.       RELEASE OF TRANSFEROR FROM RESTRICTIONS

           If the Company shall fail to purchase the Equity Securities offered by the Transferor pursuant to the terms of this Section, the Transferor shall be free for a period of 60 days to sell the offered but unsold Equity Securities to the individual or entity making the Third Party Offer, for the price and on terms no more favorable to such transferee(s) than were available to the Company under the Offer. If the offered but unsold Equity Securities are not so sold by the Transferor within the 60-day period, all rights with respect to transfer of the Equity Securities without again complying with the restrictions contained in this Section shall terminate.


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      1.2.   DEATH OF A STOCKHOLDER

            1.2.1.       EXECUTION OF AGREEMENT

            Upon the death of any individual Stockholder, the Company may request (in writing) that this Agreement be executed and delivered by the estate of the decedent (or the then holder(s) of such Equity Securities as a result of the death of the decedent), or in the case of Equity Securities that were transferred to immediate family members prior to the death of the decedent pursuant to Section 1.1, the transferees of such Equity Securities (collectively, the "Decedent's Transferees").

            1.2.2.       RIGHTS OF PURCHASE

            If the Company has requested that the Decedent's Transferees execute and deliver this Agreement and the Decedent's Transferees have not so executed and delivered this Agreement within 60 days after such request, then the Company may, but shall not be required to, purchase, and the Decedent's Transferees, at the request of the Company, shall sell to the Company, the Equity Securities. To the extent the Company does not so elect, then each other Stockholder who owns five percent (5%) or more of the total outstanding capital stock of the Company at such time shall have the right, but not the obligation, to purchase such Equity Securities. Any purchase of such Equity Securities shall be at the price determined in accordance with Section 2.2.3 and time periods for notification and acceptance shall run from the date on which the Company receives notice of the death of the Stockholder, but otherwise any such purchase shall be effected in accordance with the terms and conditions of Section 1.1.4.

            1.2.3.       DETERMINATION OF PURCHASE PRICE

            For purposes of this Section, the price per share of the Equity Securities being purchased shall be the per-share fair market value as determined by agreement of the Company and the Decedent's Transferees or, if requested by such Decedent's Transferees, by the appraisal process described below (which, if requested, shall cause the purchase date to be extended as necessary to accommodate the completion of the appraisal process). If an appraisal is requested, then within 30 days after receipt by the Company of Decedent's Transferees' notice requesting such process, an appraiser shall be appointed by unanimous action of the Directors of the Company then in office, or, if requested by such Decedent's Transferees, appointed by the American Arbitration Association upon application of either the Company or the Decedent's Transferees. Once appointed, the appraiser shall determine the value of the shares of the Equity Securities being purchased as of the most recent practicable date. In connection therewith, the Company shall promptly furnish to the appraiser such information concerning its financial condition, earnings, capitalization, business prospects and sales of its


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capital stock as may be reasonably requested. The appraiser shall promptly notify the Company and the Decedent's Transferees who requested such appraisal of the appraiser's final determination of value, and the determination shall be binding upon the Company, the Decedent's Transferees and any other interested person. The reasonable fees and expenses of the appraiser shall be borne by the Company.


      1.3.   TERMINATION OF EMPLOYMENT OF A STOCKHOLDER

            1.3.1.       RIGHTS OF PURCHASE

            Upon termination of the employment of a Stockholder with the Company, other than by reason of the Stockholder's retirement in accordance with the normal retirement policies of the Company or the death or permanent and total disability of such Stockholder, the Company may, but shall not be required to, purchase from the Stockholder, or in the case of Plan Shares (as defined below) that were transferred pursuant to Section 2.1 to immediate family members prior to such termination, the transferees of such Plan Shares (collectively, the "Employees" and individually, the "Employee"), and the Employees shall sell to the Company, at the Company's request, any Common Stock of the Company received by the Employee pursuant to the Cybernet Holding, Inc. 1995 Stock Option Plan (the "Plan Shares"). To the extent the Company does not so elect, then each other Stockholder who owns five percent (5%) or more of the total outstanding capital stock of the Company at such time shall have the right, but not the obligation, to purchase such Equity Securities. Any purchase of such Equity Securities shall be at the price determined in accordance with Section
2.3.2 and time periods for notification and acceptance shall run from the date on which the Company receives notice of the death of the Stockholder, but otherwise any such purchase shall be effected in accordance with the terms and conditions of Section 1.1.4.

            1.3.2.       DETERMINATION OF PURCHASE PRICE

            For purposes of this Section, the price per share of the Plan Shares being purchased shall be the per-share fair market value as determined by agreement of the Company and the Employee or, if requested by such Employee, by the appraisal process described below (which, if requested, shall cause the purchase date to be extended as necessary to accommodate the completion of the appraisal process). If an appraisal is requested, then within 30 days after receipt by the Company of Employee's notice requesting such process, an appraiser shall be appointed by unanimous action of the Directors of the Company then in office, or, if requested by such Employee, appointed by the American Arbitration Association upon application of either the Company or the Employee. Once appointed, the appraiser shall determine the value of the shares of the Plan Shares being purchased as of the most recent practicable date. In connection therewith, the Company shall promptly furnish to the appraiser such information concerning its financial condition, earnings, capitalization, business prospects and sales of its


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capital stock as may be reasonably requested. The appraiser shall promptly notify the Company and the Employee who requested such appraisal of the appraiser's final determination of value, and the determination shall be binding upon the Company, the Employee and any other interested person. The reasonable fees and expenses of the appraiser shall be borne by the Company.

2.  COVENANTS OF THE COMPANY

           The Company hereby covenants as set forth in the following subsections with each Stockholder as follows:

      2.1.   CORPORATE EXISTENCE

           The Company shall preserve, maintain, and keep in full force and effect the Company's corporate existence; preserve, maintain, and keep in full force and effect all rights, franchises, and privileges necessary or desirable in the normal conduct of the Company's business; and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary in view of the Company's business and operations and the ownership of its properties.

      2.2.   BOOKS AND RECORDS

           The Company shall keep and maintain adequate and proper books and records of account, in which complete entries are made in accordance with generally accepted accounting principles consistently applied and in accordance with all applicable laws, rules, and regulations, reflecting all financial and other transactions of the Company normally or customarily included in books and records of account of companies engaged in the same or similar businesses and activities as the Company. All financial statements that the Company shall prepare and deliver pursuant to this Agreement (i) shall be in accordance with the books and records of the Company in all material respects, (iii) subject, in the case of quarterly financial statements, to year-end adjustments, which shall not, in the aggregate, be material, shall present fairly the financial position of the Company as of the respective dates and the results of operations and changes in financial positions of the Company for the respective periods indicated, and (iv) shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

      2.3.   STATEMENTS, NOTICES, AND REPORTS

           The Company shall furnish to each Stockholder:

            (1) as soon as practicable after the end of each fiscal year of the Company, a copy of the balance sheet of the Company as of the end of such fiscal year and the related statements of income, stockholders' equity, and changes in financial condition for such fiscal year, all prepared in reasonable detail;


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            (2) promptly upon the occurrence of a material adverse change in the business, operations, prospects, assets, properties, or condition (financial or otherwise) of the Company, a statement of the chief financial officer of the Company setting forth the details thereof and the action that the Company proposes to take with respect thereto; and

            (3) promptly upon receipt of a reasonable good faith request from any Stockholder therefor, such other information respecting the business, operations, prospects, assets, properties or condition (financial or otherwise) of the Company as such Stockholder from time to time reasonably may request.

3.  REPRESENTATIONS AND WARRANTIES


      3.1.   REPRESENTATIONS AND WARRANTIES OF NON-INDIVIDUAL STOCKHOLDERS.

           Each Stockholder that is a corporation or partnership hereby represents and warrants to the Company and to each other Stockholder as follows:

            3.1.1.       ORGANIZATION AND STANDING

           Such Stockholder is a corporation or partnership duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated. Such Stockholder has the corporate or partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

            3.1.2.       AUTHORIZATION

           Such Stockholder has taken all corporate or partnership action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

            3.1.3.       ABSENCE OF VIOLATION

           Neither the execution and delivery of this Agreement, or of any document or instrument to be executed and delivered by such Stockholder pursuant hereto, nor the consummation of the transactions contemplated hereby and thereby will constitute a violation of, or default under, or conflict with, or require any consent under (other than a violation or default that has been waived or a consent that has been obtained), any term or provision of the Certificate of Incorporation or Bylaws or Partnership Agreement of such Stockholder or any contract, commitment, indenture, lease, or other agreement to which such Stockholder is a party or by which such Stockholder or any of its assets is bound.


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            3.1.4.       BINDING OBLIGATION

           This Agreement constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such Stockholder pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such Stockholder, enforceable in accordance with its terms (with the aforesaid exceptions).

      3.2.   REPRESENTATIONS AND WARRANTIES OF INDIVIDUAL STOCKHOLDERS

           Each Stockholder who is an individual hereby represents and warrants to the Company and each other Stockholder as follows:

            3.2.1.       POWER AND AUTHORITY

           Such Stockholder has the legal capacity and all other necessary power and authority necessary to enter into this Agreement and to consummate the transactions contemplated hereby.

            3.2.2.       ABSENCE OF VIOLATION

           Neither the execution and delivery of this Agreement, or of any document or instrument to be executed and delivered by such Stockholder pursuant hereto, nor the consummation of the transactions contemplated hereby and thereby will constitute a violation of, or default under, or conflict with, or require any consent under (other than a violation or default that has been waived or a consent that has been obtained), any term or provision of any contract, commitment, indenture, lease, or other agreement to which such Stockholder is a party or by which such Stockholder or any of his assets is bound.

            3.2.3.       BINDING OBLIGATION

           This Agreement constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such Stockholder pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such Stockholder, enforceable in accordance with its terms (with the aforesaid exceptions).


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      3.3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           The Company hereby represents and warrants to each Stockholder as follows:

            3.3.1.       ORGANIZATION AND STANDING

           The Company is a corporation duly organized, validly existing, and in good standing under the laws of Delaware. The Company has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

            3.3.2.       AUTHORIZATION

           The Company has taken all corporate action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

            3.3.3.       ABSENCE OF VIOLATION

           Neither the execution and delivery of this Agreement, or of any document or instrument to be executed and delivered by the Company pursuant hereto, nor the consummation of the transactions contemplated hereby and thereby will constitute a violation of, or default under, or conflict with, or require any consent under (other than a violation or default that has been waived or a consent that has been obtained), any term or provision of the Certificate of Incorporation or Bylaws of the Company or any contract, commitment, indenture, lease, or other agreement to which the Company is a party or by which the Company or any of its assets is bound.

            3.3.4.       BINDING OBLIGATION

           This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by the Company pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of the Company, enforceable in accordance with its terms (with the aforesaid exceptions).


4.  DEFINITIONS

           Capitalized terms used in this Agreement shall have the meaning ascribed to them as follows:



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           "Act" shall mean the Securities Act of 1933, as amended.

           This "Agreement" shall mean this Stockholders' Agreement.

           The "Company" shall mean Cybernet Holding, Inc., a Delaware corporation.

           "Equity Securities" shall mean any share of any class or series of capital stock of the Company or any right or option to acquire any share of capital stock of the Company, and shall include the Plan Shares and the Preferred Stock.

           "Initial Public Offering" shall mean the first public sale of any securities of the Company pursuant to the registration provisions of Section 6 of, or the provisions of Regulation A under, the Act, with an aggregate public offering price of at least $5,000,000.

           "Offer" shall have the meaning ascribed to that term in Section
1.1.3.

           "Offer Period" shall have the meaning ascribed to that term in
Section 1.1.4.

           "Plan Shares" shall mean any Common Stock of the Company received by an employee or non-employee director of the Company or any of its subsidiaries pursuant to the Cybernet Holding, Inc. 1995 Stock Option Plan.

           "Preferred Stock" shall mean the Preferred Stock of the Company, with the rights, privileges, and preferences set forth in the Certificate of Incorporation of the Company.

5.     TERMINATION

           The rights and obligations of the parties under this Agreement shall irrevocably terminate on the occurrence of any of the following events: (i) the voluntary or involuntary dissolution of the Company; (ii) the consummation of an Initial Public Offering (as defined in Section 4) by the Company; (iii) an acquisition, consolidation, or merger of the Company into or with another corporation that results in the Stockholders owning publicly traded securities; or (iv) the expiration of five years from the date of this Agreement.


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6.  MISCELLANEOUS


      6.1.   LEGEND

           The certificates or other evidence representing the Equity Securities shall bear a legend (the "Legend") in substantially the following form:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or state securities laws and cannot be offered, sold or otherwise transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws. The voting rights with respect to, and sale or other disposition of the securities represented by this certificate are restricted by and subject to the provisions of a Stockholder Agreement dated as of December 8, 1995, a copy of which is available for inspection at the offices of the Company.

      6.2.   ADDITIONAL ACTIONS AND DOCUMENTS

           Each of the parties hereto hereby agrees to use its good faith best efforts to bring about the consummation of this Agreement, and to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether on or after the date of this Agreement.

      6.3.   EXPENSES

           Each party shall pay his or its own expenses incident to the preparation and negotiation of this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

      6.4.   ASSIGNMENT

           Neither the Company nor any Stockholder shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, (a) unless such person shall have obtained the prior written consent of all the other parties, or (b) unless and to the extent that such assignment is in connection with a transfer of Equity Securities described in clause (i), (ii), or (iii) of Section
1.1.2 hereof or a transfer of Equity Securities upon death of such Stockholder. Any purported assignment of this Agreement contrary to the terms hereof shall be null and void and of no force and effect.


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      6.5.   ENTIRE AGREEMENT; AMENDMENT

           This Agreement, including the Appendices and Exhibits hereto and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

      6.6.   WAIVER

           No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

      6.7.   LIMITATION ON BENEFIT

           It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

      6.8.   BINDING EFFECT

           This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

      6.9.   GOVERNING LAW

           This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).



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      6.10.  NOTICES

           All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as set forth on Appendix 1.

           Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

      6.11.  HEADINGS

           Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

      6.12.  EXECUTION IN COUNTERPARTS

           To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

           IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.


[Corporate Seal]                    CYBERNET HOLDING, INC.

Attest:

                                    /s/ Clarence J. Prestwood
                                    -------------------------
                                    By:
                                    Name:  Clarence J. Prestwood
                                    Title:  President


THE STOCKHOLDERS:


                                    ITC HOLDING COMPANY, INC.

Attest:

                                     /s/ J. Douglas Cox
                                     ------------------
                                    By:
                                    Name:  J. Douglas Cox
                                    Title:  CFO


                                    SOUTH ATLANTIC VENTURE FUND III,
                                    LIMITED PARTNERSHIP

Attest:

/s/ Sandra Barber                   /s/ Donald W. Burton
-----------------                   --------------------
                                    By:
                                    Name:
                                    Title:



                            {1 of 2 signature pages}

                                MPX SYSTEMS, INC.

Attest:

/s/ Billie Kay Morris                     /s/ M.L. Blackwell
---------------------                     ------------------
                                          By:
                                          Name:
                                          Title:


                                          PLANT CELLULAR RSA 14, INC.


Attest:

/s/ Vernon Ingram                         /s/ Betty A. Gleaton
-----------------                         --------------------
                                          By:  Plant Cellular RSA 14, Inc.
                                          Name:  Betty A. Gleaton
                                          Title:  President


                                          /s/ William B. Blount
                                          ---------------------
                                          William B. Blount


                                          /s/ O. Gene Gabbard
                                          -------------------
                                          O. Gene Gabbard


                                          /s/ Clarence J. Prestwood
                                          -------------------------
                                          Clarence J. Prestwood


                                          /s/ Felix L. Boccucci
                                          ---------------------
                                          Felix A. Boccucci -- Raymond James
                                             & Associates, Custodian

                                          /s/ Rickey Luke
                                          ---------------
                                          Marcus Richard Luke


                            {2 of 2 signature pages}

                                   APPENDIX 1

                                THE STOCKHOLDERS

                                        Class of                     Number of
Stockholder                         Equity Securities              Shares Owned
-----------                         -----------------              ------------

ITC HOLDING, INC.                   Preferred Stock                   4,000
1239 O. G. Skinner Drive
West Point, Georgia  31833
c/o  William H. Scott, III

SOUTH ATLANTIC VENTURE FUND III,    Preferred Stock                   3,000
LIMITED PARTNERSHIP
614 West Bay Street, Suite 200
Tampa, Florida  33606
c/o Donald W. Burton

MPX SYSTEMS, INC.                   Preferred Stock                     200
440 Knox Abbott Drive, Suite 240
Cayce, South Carolina  29033
c/o  Michael D. Blackwell

PLANT CELLULAR RSA 14, INC.         Preferred Stock                     200
1703 U.S. Highway 82 West
Tifton, Georgia  31794-5158
c/o Betty Gleaton

WILLIAM B. BLOUNT                   Preferred Stock                     200
Blount, Parrish & Roton
P.O. Box 5210
10 Court Square
Montgomery, Alabama  36104

O. GENE GABBARD                     Preferred Stock                     100
102 Marseille Place
Cary, North Carolina  27511

CLARENCE J. PRESTWOOD               Preferred Stock                      10
1239 O. G. Skinner Drive
West Point, Georgia  31833

FELIX L BOCCUCCI -- RAYMOND         Preferred Stock                      10
JAMES & ASSOCIATES, CUSTODIAN
1239 O. G. Skinner Drive
West Point, Georgia  31833

MARCUS RICHARD LUKE                 Preferred Stock                      10
1239 O. G. Skinner Drive
West Point, Georgia  31833

 [ADDITIONAL SIGNATURE PAGES, AS PROVIDED FOR PURSUANT TO AMENDMENT NO. 2 TO
               THIS STOCKHOLDERS AGREEMENT, HAVE BEEN OMITTED]